UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 18, 2011

Southwest Airlines Co.

(Exact name of registrant as specified in its charter)

Texas	1-7259	74-1563240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 36611, Dallas, Texas		75235
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (214) 792-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)	The Annual Meeting of Shareholders of Southwest Airlines Co. (the “Company”) was held in Dallas, Texas on Wednesday, May 18, 2011.

(b)	The following matters were voted on by the Company’s shareholders at the Annual Meeting and received the following votes:

1.	Proposal 1 – Election of nine Directors for one-year terms expiring in 2012:

NOMINEE	VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES

David W. Biegler	605,759,517	6,956,698	1,351,446	78,990,651

Douglas H. Brooks	608,008,213	5,122,444	937,004	78,990,651

William H. Cunningham	599,429,199	13,292,422	1,346,040	78,990,651

John G. Denison	608,239,659	4,989,593	838,409	78,990,651

Gary C. Kelly	601,126,651	12,029,570	911,440	78,990,651

Nancy B. Loeffler	606,880,825	6,125,015	1,061,821	78,990,651

John T. Montford	608,801,714	4,368,237	897,710	78,990,651

Thomas M. Nealon	610,814,285	2,219,379	1,033,997	78,990,651

Daniel D. Villanueva	605,575,222	7,532,411	960,028	78,990,651

2.	Proposal 2 – An advisory (nonbinding) vote on the compensation of the Company’s named executive officers.

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
599,332,558	13,497,588	1,237,515	78,990,651

3.	Proposal 3 – An advisory (nonbinding) vote on the frequency of executive compensation advisory votes.

VOTES FOR ONE YEAR	VOTES FOR TWO YEARS	VOTES FOR THREE YEARS	ABSTENTIONS	BROKER NON-VOTES
475,613,680	3,253,946	133,932,982	1,267,053	78,990,651

See Item 5.07(d) below.

4.	Proposal 4 – A proposal to ratify the selection of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2011.

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
685,929,400	6,312,290	816,622	0

5.	Proposal 5 – A shareholder proposal requesting that the Board take the steps necessary so that each shareholder voting requirement impacting the Company that calls for a greater than simple majority vote be changed to a majority of the votes cast for and against the proposal.

This proposal was not submitted to a vote at the Annual Meeting of Shareholders because the proponent failed to properly present the proposal personally or through a qualified representative at the meeting.

Had the proposal been properly presented, the proposal would have received the following votes:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
399,756,879	212,655,095	1,655,687	78,990,651

(c)	Not applicable.

(d)	Based on the results set forth in Item 5.07(b)(3) above, until the next required vote on the frequency of shareholder votes on the compensation of executives, the Company has decided to include an advisory vote on the compensation of executives in its proxy materials on an annual basis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 24, 2011	By:	/s/ Laura Wright
Senior Vice President Finance & Chief Financial Officer